Exhibit 99.1

SUNSET BRANDS, INC. PROVIDES CORPORATE UPDATE

Los Angeles, Calif – (PR NEWSWIRE) –October 20, 2004 – In a letter to company shareholders, Todd Sanders, CEO of  Sunset Brands, Inc., (OTCBB:CSLA), a leader in great tasting foods that offer health-conscious consumers “your choice for life”, stated,

“October 5, 2004 was a historical day for Sunset Brands, Inc., marking the date we successfully achieved a series of key milestones that culminated in Sunset Brands becoming a publicly-listed company, and setting us firmly on track to pursue leadership in the booming healthy foods industry.

“Although there is much to be proud of and plenty of hardworking people to credit for our accomplishments to date, we believe that Sunset Brands has yet to hit its stride on its path to greatness. So we begin this journey with great confidence and a definitive plan to build our future on a foundation of strength, sound and profitable growth strategies and ethical values embodied in our mission statements:

“Sunset Brands looks to become a leader in the better foods and nutritional categories with an expanding suite of high quality, wholesome, great-tasting and competitively-priced products.

“Sunset Brands looks to operate on a sustainable financial basis of profitable and ethical growth, while remaining committed to increasing shareholder value and expanding opportunities for development and career growth for our employees.

“Certain strategic initiatives implemented by your executive management team over the past year have created an environment defined by great enthusiasm, positive expectations and dynamic growth opportunities for Sunset Brands. Do we believe we have the necessary framework in place to capitalize on these opportunities? You bet we do. However, we also recognize that aggressive growth without thoughtful execution can lead to challenging, even painful, consequences.

“So, it is our commitment to ensure that the growth of Sunset Brands is managed progressively, responsibly and transparently.

“But, allow me to get specific. Sunset Brands will remain highly concentrated on achieving successive annual revenue increases while delivering consistent financial performance through:

• expanding our market presence through acquisitions and new product introductions, with an early focus on low carb entrees, desserts, frozen foods/novelties and snacks;
• offering only high quality, nutritional foods and beverages that truly taste great;
• mounting, supporting and building upon aggressive in-house and on-site sales and marketing efforts;
• maximizing cost efficiencies through strategic outsourcing and cost controls.

“With our recent acquisition of Low Carb Creations (LCC), Sunset Brands effectively launched its strategy to aggregate only specialty food operations that produce the highest quality, best-tasting products on the market.   Led by Linda Langdon, a noted expert in the field of nutrition and low carb foods, Low Carb Creations was recently distinguished as one of only five finalists in the 2004 CarbAware Consumer Choice Awards, nominated for “Best Low/Controlled-Carb Specialty Product Manufacturer”.  The Awards were sponsored by The Carbohydrate Awareness Council (CAC), a non-profit, membership organization founded to support the scientific basis of controlled-carb diet & nutrition.

“This industry distinction is especially noteworthy when you consider that 2003 was Low Carb Creations’ first full year of operations.  In that year, this young company successfully launched a delicious, low carb line-up designed specifically for people who want to live a low carb lifestyle without giving up their favorite foods.  Under four separate brands - Low Carb Creations, BellaCarb, CarbOle’, and SipperSweets, LCC offers consumers a wide variety of tasty ‘real’ low carb   offerings ranging from cookies and cheesecake to pizza and chicken alfredo.  And consumers love them!

“In 2003, LCC booked over $4.2 million in revenues and achieved profitability.  While we realize that, as a new and growing company, our ability to grow and achieve profitability will be dependent on a number of factors, many of which are outside of our control, we expect LCC to continue its positive momentum through our efforts to aggressively expand product distribution through national retailers, mass merchandisers and major independent specialty stores.  We also intend to complement this distribution with a series of marketing initiatives that will include billboard and drive-time radio advertising, in-store demonstrations and creative field marketing programs designed to educate consumers while promoting our growing product line.

“In addition, your management team is hard at work identifying, qualifying and pursuing other attractive acquisition and licensing opportunities that fit our exciting business model.  And, I can tell you that there are literally dozens of potential candidates.  By the end of 2005, Sunset Brands hopes to have measurably increased our sales and market presence through the successful acquisition of multiple specialty food manufacturers and/or established brands.  If we accomplish our objectives, we look to generate annual revenue in excess of $20 million in 2005 and achieve other positive key financial metrics.

“Moreover, over the next year and beyond, we hope and expect you will see Sunset Brands assuming a leadership role in educating consumers, industry leaders, government agencies, public policy makers and healthcare professionals about the many scientifically-supported, evidenced-based benefits of ‘better’ food alternatives.

“With a corporate objective of pursuing a listing on one of the major exchanges as soon as reasonably possible, Sunset Brands will work very hard to earn the respect and support of the global investing community as we progress with implementing our business plan.

“It is also our personal commitment to you that Sunset Brands will regularly update you on the growth and progress of the Company and will notify you in advance of all shareholder meetings, public conference calls, and significant corporate events.  We hope you will be an active, involved investor, exercising your privileges as a valued stockholder in our exciting Company.  In the meantime, if you have any questions, concerns or suggestions that you’d like to share with us, we welcome you to contact Elite Financial Communications Group, the full service financial relations company that we have engaged to ensure timely and efficient communication with our shareholders.  Andrea Strittmatter at Elite can be reached by calling 407-585-1080 or via email at sunsetbrands@efcg.net.  Thank you for your continuing interest in and support of Sunset Brands.”

About Sunset Brands

Based in Los Angeles, California, Sunset Brands, Inc. is poised to become a category leader in the high-growth better foods and nutrition categories through the rapid expansion of product lines and the acquisition of appealing nutritional content, healthy, natural/organic and low carb brands.  Its first acquisition, Low Carb Creations, is a Vancouver, Washington-based food developer and marketer.  The combination of Sunset’s management resources with Low Carb Creations’ executive team, R&D operations, popular products and marketing prowess gives Sunset an excellent platform to begin achieving its aggressive growth objectives.

For more information on Sunset Brands, please visit www.sunsetbrands.com.

Some statements in this press release are forward looking, within the meaning of the federal securities laws, including statements regarding events and financial trends that may affect our future operating results, financial position and cash flows. Certain statements are based on our assumptions and estimates and are subject to risks and uncertainties. You can identify these forward-looking statements by the words like “strategy”, “expects”, “plans”, “believes”, “will”, “estimates”, “intends”, “projects”, “goals”, “targets”, and other words of similar meaning. You can also identify them by the fact that they do not relate strictly to historical or current facts. You should consider these factors in evaluating the forward-looking statements included herein, and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof and Sunset Brands Inc. undertakes no obligation to update such statements. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. For further information on factors that could impact Sunset Brands Inc. and statements contained in this press release, reference should be made to Sunset Brands Inc. filings with the Securities and Exchange Commission. (www.sec.gov.)

FOR MORE INFORMATION, PLEASE CONTACT:

For Shareholders/Brokers/Institutional Investors:
Elite Financial Communications Group, LLC
Andrea Strittmatter, 407-585-1080 or via email at sunsetbrands@efcg.net

For Press/Media:
Koopman Ostbo, Inc.
Ted Morgan, 503-517-6957 or via email at ted@KOisOK.com